Exhibit 99.1
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda
archgroup.com
PRESS RELEASE

ARCH CAPITAL GROUP LTD. ANNOUNCES CASH TENDER OFFERS TO PURCHASE UP TO A CAPPED AMOUNT OF CERTAIN OF ITS SUBSIDIARIES’ DEBT SECURITIES
PEMBROKE, BERMUDA — June 2, 2026 — Arch Capital Group Ltd. (NASDAQ: ACGL) (“Arch” or the “Company”) today announced that its wholly-owned subsidiaries, Arch Capital Group (U.S.) Inc. (the “2043 Notes Offeror”) and Arch Capital Finance LLC (the “2046 Notes Offeror” and, together with the 2043 Notes Offeror, the “Offerors”), commenced cash tender offers (the “Tender Offers”) to purchase the outstanding debt securities listed in the table below (collectively, the “Notes” and each a “Series” of Notes) for an aggregate purchase price of up to $350,000,000 (the “Maximum Amount”), in the order of priority shown in the table below. The terms and conditions of the Tender Offers are described in an Offer to Purchase dated June 2, 2026 (as it may be amended or supplemented, the “Offer to Purchase”). Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

Title of Security	CUSIP / ISIN(1)	Original Issuer	Aggregate Principal Amount Outstanding	Acceptance Priority Level(2)	Reference U.S. Treasury Security	Bloomberg Reference Page(3)	Early Tender Premium (per $1,000)	Fixed Spread (basis points)(4)
5.144% Senior Notes due 2043	03938JAA7 / US03938JAA79	Arch Capital Group (U.S.) Inc.	$500,000,000	1	5.00% U.S. Treasury due May 15 2046	FIT1	$50	+55 bps
5.031% Senior Notes due 2046	03939CAB9 / US03939CAB90	Arch Capital Finance LLC	$450,000,000	2	5.00% U.S. Treasury due May 15 2046	FIT1	$50	+55 bps
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(1)No representation is made as to the correctness or accuracy of the CUSIP/ISIN numbers listed in this press release, the Offer to Purchase or printed on the Notes. They are provided solely for convenience.
(2)The Maximum Amount of Notes that may be purchased in the Tender Offers is the aggregate amount of Notes that will not result in the Aggregate Purchase Price for Notes validly tendered and accepted for purchase pursuant to the Tender Offers exceeding the Maximum Amount. The Offerors reserve the right, in their sole discretion, subject to applicable law, to increase or decrease the Maximum Amount, but there can be no assurance that the Offerors will do so. Notes accepted for purchase on any Settlement Date will be accepted in accordance with their Acceptance Priority Levels set forth herein (with “1” being the highest Acceptance Priority Level and “2” being the lowest Acceptance Priority Level). The Offerors will only accept for purchase Notes up to an aggregate principal amount that will not result in the Aggregate Purchase Price to exceed the Maximum Amount.
(3)The Bloomberg Reference Page is provided for convenience only. To the extent any Bloomberg Reference Page changes prior to the Price Determination Date (as defined below), the Dealer Managers (as defined herein) will quote the applicable Reference Treasury Security from the updated Bloomberg Reference Page.
(4)Includes the Early Tender Premium of $50 per $1,000 principal amount of Notes for each Series (the “Early Tender Premium”) as set forth in the Offer to Purchase, which will be paid in addition to the Total Tender Offer Consideration or Late Tender Offer Consideration, as applicable.

The Tender Offers are subject to the satisfaction of certain conditions as set forth in the Offer to Purchase, including the consummation of the Company’s offering of one or more series of new notes (the “New Notes”) on or prior to the applicable Settlement Date (the “Financing Condition”). Subject to applicable law, the Offerors may waive any and all of these conditions or extend, terminate or withdraw the Tender Offers with respect to one or more Series of Notes or increase or decrease the Maximum Amount, including on or after the Price Determination Date. The Tender Offers are not conditioned upon any minimum amount of Notes being tendered and the offering of the New Notes is not conditioned on the consummation of the Tender Offers or the tender of any specific amount of Notes.
The amounts of each Series of Notes that are purchased in each Tender Offer will be determined in accordance with the priorities identified in the column Acceptance Priority Level in the table above. The Tender Offers will expire at 5:00 p.m., New York City time, on July 1, 2026, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated. In order to receive the applicable Total Tender Offer Consideration, holders of Notes subject to each Tender Offer must validly tender and not validly withdraw their Notes before the Early Tender Deadline, which is 5:00 p.m., New York City time, on June 15, 2026, unless extended. Holders of Notes subject to the Tender Offers who validly tender their Notes after the Early Tender Deadline and before the Expiration Date and whose Notes are accepted for purchase will receive the applicable Late Tender Offer Consideration.
The applicable Total Tender Offer Consideration for each $1,000 in principal amount of Notes tendered and not withdrawn before the Early Tender Deadline and accepted for payment pursuant to the Tender Offers will be determined in the manner described in the Offer to Purchase. The consideration will be determined by reference to a fixed spread specified for each Series of Notes over the yield based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above, as fully described in the Offer to Purchase. The consideration will be calculated by the Dealer Managers for the Tender Offers at 10:00 a.m., New York City time, on the business day immediately following the Early Tender Deadline, unless extended (such date and time, as the same may be extended, the “Price Determination Date”). The Price Determination Date is expected to be June 16, 2026. The Early Tender Premium for each Series of Notes is $50 per $1,000 principal amount of Notes. The “Late Tender Offer Consideration” for the Notes purchased pursuant to the Tender Offers will be calculated by taking the Total Tender Offer Consideration for the applicable Series of Notes and subtracting from it the Early Tender Premium of $50 per $1,000 principal amount of Notes.
In addition to the applicable Total Tender Offer Consideration or applicable Late Tender Offer Consideration, as the case may be, applicable accrued and unpaid interest up to, but not including, the applicable Settlement Date (“Accrued Interest”) will be paid in cash on all validly tendered Notes accepted for purchase in the Tender Offers. The Company may elect to pay the purchase price plus applicable Accrued Interest for Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase following the Early Tender Deadline but prior to the Final Settlement Date (as defined below) (such date, an “Early Settlement Date”). If the Company elects to have an Early Settlement Date, it will accept up to the Maximum Amount of Notes validly tendered (subject to proration) at or prior to the Early Tender Deadline. If the Company elects to have an Early Settlement Date, the Company expects such Early Settlement Date to be the third business day after the Early Tender Deadline. The purchase price plus applicable Accrued Interest for Notes that are validly tendered before the Expiration Date and accepted for purchase that are not purchased on an Early Settlement Date will be paid by the Company in same day funds promptly following the

Expiration Date (the “Final Settlement Date”). The Company expects that the Final Settlement Date will be the third business day after the Expiration Date, assuming Notes representing an aggregate principal amount that will result in an Aggregate Purchase Price equal to the Maximum Amount are not purchased on an Early Settlement Date. No tenders will be valid if submitted after the Expiration Date. If Notes are validly tendered and not validly withdrawn having an aggregate principal amount that will result in an Aggregate Purchase Price equal to or greater than the Maximum Amount as of the Early Tender Deadline, Holders who validly tender Notes after the Early Tender Deadline but on or before the Expiration Date will not have any of their Notes accepted for purchase. Holders of Notes subject to the Tender Offers who validly tender their Notes on or before the Early Tender Deadline may not withdraw their Notes after 5:00 p.m., New York City time, on June 15, 2026, unless extended (such date and time, as the same may be extended, the “Withdrawal Deadline”), except in the limited circumstances described in the Offer to Purchase. Holders of Notes subject to the Tender Offers who validly tender their Notes after the Withdrawal Deadline but on or before the Expiration Date may not withdraw their Notes except in the limited circumstances described in the Offer to Purchase.
Accordingly, all 2043 Notes having an Acceptance Priority Level 1 validly tendered at or before the Early Tender Deadline will be accepted before any 2046 Notes having a lower Acceptance Priority Level 2 tendered at or before the applicable Early Tender Deadline are accepted in the Tender Offers, and all 2043 Notes validly tendered after the Early Tender Deadline will be accepted before any 2046 Notes tendered after the Early Tender Deadline having a lower Acceptance Priority Level are accepted in the Tender Offers. If the aggregate principal amount of 2043 Notes validly tendered at or before the Early Tender Deadline results in an Aggregate Purchase Price that equals or exceeds the Maximum Amount, the Offerors will not accept for purchase any 2046 Notes tendered (either before or after the Early Tender Deadline) unless the Maximum Amount is increased. Any Notes tendered on or prior to the Early Tender Deadline and accepted for purchase will be accepted on a prorated basis up to the Maximum Amount (subject to rounding down to nearest $1,000 principal amount of Notes). However, if the Aggregate Purchase Price of the 2043 Notes validly tendered and not validly withdrawn is less than the Maximum Amount as of the Early Tender Deadline, any 2046 Notes validly tendered and not validly withdrawn before the Early Tender Deadline will be accepted on a prorated basis up to the Maximum Amount (subject to rounding down to the nearest $1,000 principal amount of Notes), even if 2043 Notes tendered after the Early Tender Deadline have a higher Acceptance Priority Level than 2046 Notes validly tendered and not validly withdrawn before the Early Tender Deadline.
From time to time, the Offerors, the Company or any of their respective affiliates may purchase additional Notes in the open market, in privately negotiated transactions, through tender offers or otherwise, or may redeem Notes pursuant to the terms of the applicable indenture governing a Series of Notes. Any future purchases or redemptions may be on the same terms or on terms that are more or less favorable to Holders of Notes than the terms of the Tender Offers. Any future purchases by the Offerors, the Company or any of their respective affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Offerors, the Company or any of their respective affiliates may choose to pursue in the future. The effect of any of these actions may directly or indirectly affect the price of any Notes that remain outstanding after the consummation or termination of the Tender Offer.
Notwithstanding any other provision of the Tender Offers, the Offerors will not be obligated to accept for purchase, and pay for, validly tendered Notes of any Series pursuant to the Tender

Offers if the General Conditions and the Financing Condition have not been satisfied, or waived by the Offeror, with respect to such Series of Notes.
Wells Fargo Securities, LLC and BofA Securities, Inc. are serving as Dealer Managers for the Tender Offers. Global Bondholder Services Corporation is the Tender and Information Agent. Persons with questions regarding the Tender Offers should contact Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or at (704) 410-4820 (collect) or BofA Securities, Inc. at (888) 292-0070 (toll-free) or at (980) 388-0539 (collect). Questions regarding the tendering of Notes and requests for copies of the Offer to Purchase and related materials should be directed to Global Bondholder Services Corporation at (212) 430-3774 (banks and brokers) or (855) 654-2015 (toll-free), in writing at 65 Broadway – Suite 404, New York, New York 10066 or by email at contact@gbsc-usa.com.
This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offers are made only by the Offer to Purchase and the information in this press release is qualified by reference to the Offer to Purchase. There is no separate letter of transmittal in connection with the Offer to Purchase. None of the Offerors, Company, their respective board of directors or managers, the Dealer Managers, the Tender and Information Agent or the trustees with respect to any Notes is making any recommendation as to whether holders should tender any Notes in response to the Tender Offers, and none of the Offerors, the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.
About Arch Capital Group Ltd.
Arch Capital Group Ltd. (Nasdaq: ACGL) is a publicly listed Bermuda exempted company with approximately $26.9 billion in capital at March 31, 2026. Arch, which is part of the S&P 500 Index, provides insurance, reinsurance and mortgage insurance on a worldwide basis through its wholly owned subsidiaries.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward−looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward−looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward−looking statements.
Forward−looking statements can generally be identified by the use of forward−looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. Forward−looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve its ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including the effect of contagious diseases on our business; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; statutory or regulatory developments, including as to tax matters and insurance and other regulatory matters; ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses the Company has acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and the other matters set forth under ITEM 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of our 2025 10-K, as well as the other factors set forth in our other documents on file with the SEC, and management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward−looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company’s forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward−looking statement, whether as a result of new information, future events or otherwise.
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Source:	Arch Capital Group Ltd.
arch-corporate

Media Contact:	Greg Hare — ghare@archgroup.com
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